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                                                                Exhibit 2

                            Joint Filing Agreement



        In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of a Statement on Schedule 13D and any amendments thereto with respect to the Common Stock, par value $.0001 of Consolidated Capital of North America, Inc. and that this Joint Filing Agreement be included as an exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement as of January 28, 1997.


                                        STONE PINE COLORADO, LLC


                                        By:  /s/  J. Paul Bagley, III
                                           -----------------------------------
                                           Name: J. Paul Bagley, III
                                           Title: Manager, Chairman of the
                                                  Board and Chief Executive
                                                  Officer

                                        STONE PINE CAPITAL, LLC


                                        By:  /s/  J. Paul Bagley, III
                                           -----------------------------------
                                           Name: J. Paul Bagley, III
                                           Title:  Manager


                                           /s/  J. Paul Bagley, III
                                          ------------------------------------
                                                J. Paul Bagley, III


                                        STONE PINE ATLANTIC EQUITIES, LLC


                                        By:  /s/  J. Paul Bagley, III
                                           -----------------------------------
                                           Name: J. Paul Bagley, III
                                           Title: Manager

                                           /s/ W. Duke DeGrassi
                                           -----------------------------------
                                               W. Duke DeGrassi



                                          /s/  Thompson H. Rogers
                                           -----------------------------------
                                               Thompson H. Rogers